Exhibit 10.60

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

AMENDMENT NO. 2 TO EXCLUSIVE CLINICAL STUDY AND DATA LICENSE

AGREEMENT BETWEEN GENZYME CORPORATION AND VIROPHARMA

INCORPORATED

This Amendment No. 2 (the “Amendment”) to the Exclusive Clinical Study and Data License Agreement dated June 12, 2009 (the “Agreement”) by and between Genzyme Corporation (“Genzyme”) and ViroPharma Incorporated (“ViroPharma”), as amended on October 21, 2009, is effective as of April 5, 2010 (“Amendment Effective Date”).

WHEREAS, Genzyme and ViroPharma are parties to the Agreement, pursuant to which Genzyme granted ViroPharma a license to certain clinical studies and data related to Genzyme’s proprietary product, tolevamer;

WHEREAS, Genzyme and ViroPharma now wish to amend certain provisions of the Agreement to allow Genzyme to receive a royalty in the event that ViroPharma, or its distributor, launches an authorized generic version of the Product;

NOW, THEREFORE, in consideration of the promises and agreements set forth herein, and for other good and valuable consideration, the parties hereby agree as follows:

1.	Capitalized terms not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	The following language shall be added as Section 4(b)(4) of the Agreement:

In the event that ViroPharma, either alone or pursuant to an agreement with an authorized generic distributor (“AG Distributor”), distributes an authorized generic version of the Product (“AG Product”) during the Royalty Term, ViroPharma will pay Genzyme a royalty on all revenue (****) from sales of the AG Product in the Territory received by ViroPharma (either directly or from an AG Distributor) (the “AG Royalty”) as follows:

Year Following Initiation Date	AG Royalty Rate
1	8%
2	8%
3	12.8%

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

If, in addition to the AG Product, **** Third Parties are selling an Other Vancomycin Product to a wholesaler, distributor, consumer or any other Third Party, the AG Royalty will be as follows during the Royalty Term:

Year Following Initiation Date	AG Royalty Rate
1	7.5%
2	7.5%
3	12%

If, in addition to the AG Product, **** Third Parties are selling an Other Vancomycin Product to a wholesaler, distributor, consumer or any other Third Party, the AG Royalty will be as follows during the Royalty Term:

Year Following Initiation Date	AG Royalty Rate
1	7%
2	7%
3	11.2%

The AG Royalty shall be in addition to the Royalties paid to Genzyme under Section 4(b)(1). ViroPharma shall pay Genzyme the AG Royalty in accordance with the terms of the Agreement and ViroPharma shall include the revenues received by ViroPharma from the AG Product, and the calculation of the AG Royalty, in the Sales Reports provided in accordance with Section 4(b)(2).

Except as expressly modified hereby, the terms of the Agreement remain in full force and effect and shall govern and apply to all matters contemplated by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

VIROPHARMA INCORPORATED		GENZYME CORPORATION

By:	/s/ Vincent J. Milano	By:	/s/ John P. Butler
Name:	Vincent J. Milano	Name:	John P. Butler
Title:	President & CEO	Title:	President, Cardiometabolic & Renal

Date:	April 12, 2010	Date:	April 2, 2010